TEMPLETON GROWTH
AND INCOME FUND


YOUR FUND'S OBJECTIVE:

The Templeton Growth and Income Fund seeks high total return through a flexible policy of investing primarily in equity and debt securities of domestic and foreign companies.

November 15, 1996

Dear Shareholder:

We are pleased to bring you this semi-annual report of the Templeton Growth and Income Fund, which covers the six months ended September 30, 1996.

During the period under review, the U.S. economy experienced moderate economic growth, stable interest rates, and low inflation. Following a sharp correction earlier this summer, the U.S. stock market recovered and rose to record levels due largely to this favorable economic environment and continued heavy inflows into mutual funds.

While the U.S. equity market rose to new highs, European stock markets turned in mixed performances. Swedish, Norwegian, and Dutch stocks performed relatively well as a group, with large gains in the chemical, pharmaceutical, and banking sectors. However, the financial markets of Germany and the United Kingdom posted

TEMPLETON GROWTH AND INCOME FUND

Geographic Distribution on 9/30/96
Based on Total Net Assets

European Stocks                    33.8%

United States Stocks               22.8%

Asian Stocks                       7.8%

Latin American Stocks              7.3%

Australian Stocks                  4.0%

Middle Eastern & African
Stocks                             0.8%

Fixed-Income Securities            3.4%

Short-Term Obligations &
Other Net Assets                   20.1%

relatively lackluster returns. In general, the countdown toward European monetary and economic union continues, but progress has been slower than hoped for. In our view, Europe desperately needs a sustained economic expansion to meet the strict Maastricht criteria for deficits and gross domestic product. Spending restraints and tax increases alone may not accomplish this. We believe a pick up in the European economy would be positive for equities, as it would unlikely be strong enough to rekindle inflation.

Many emerging market equities performed well as investors appeared to re-focus attention on the attractive valuation levels that exist in many of these countries. Latin American equity markets rebounded strongly, with Brazil and Mexico among the top performers. The performance of the Asian countries has been mixed in part because of slowed export growth and currency concerns.

Within this environment, the Fund's Class I shares delivered a six-month total return of 4.26%, as discussed in the Performance Summary on page 5, significantly outperforming the 0.83% return of the unmanaged Morgan Stanley Capital International (MSCI) World Index which tracks 22 equity markets worldwide.*

In applying our long-term, value oriented approach, we searched worldwide for new, bargain securities. Seeking to take advantage of

 * Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.

TEMPLETON GROWTH
AND INCOME FUND

Top 10 Holdings on 9/30/96
Based on Total Net Assets

Company                                  % of Total
Industry, Country                         Net Assets
Gedeon Richter Ltd. GDR 144A
Health & Personal Care, Hungary               2.2%

Thames Water Group PLC
Utilities - Electrical & Gas, U.K.            2.1%

HiH Winterthur International Holdings Ltd.
Insurance, Australia                          2.0%

Pacific BBA Ltd.
Machinery & Engineering, Australia            1.9%

Government of New Zealand, 10.00%, 7/15/97
Government Bonds, New Zealand                 1.8%

Anglian Group PLC
Building Materials & Components, U.K.         1.6%

Government of Sweden, 10.75%, 1/23/97
Government Bond, Sweden                       1.6%

Telebras-Telecomunicacoes Brasileiras SA,
pfd., ADR Telecommunications, Brazil          1.5%

Telecom Italia SPA, di Risp
Telecommunications, Italy                     1.5%

Bay Networks, Inc.
Data Processing & Reproduction, U.S.          1.5%

For a complete list of portfolio holdings, please see page 10 of this report.

several opportunities in the global markets, we increased our equity holdings, from 56.8% of total net assets on March 31, 1996 to 76.5% on September 30, 1996. We also increased the number of countries where we invest, from 18 to 25, initiating new positions in Latin America, Europe, the Middle East and the United States.

Although the ratio of U.S. equities to total equities owned by the Fund remained relatively unchanged over the period, we added several new positions. For example, we purchased shares of Georgia-Pacific Corp. and Shorewood Packaging Corp., two companies in the paper and forest products industry. Both appeared undervalued relative to what our analysis indicated was the true normalized earnings potential. We also initiated a position in Ford Motor Co., which was trading at a significant discount to the market despite what we viewed as the dramatic improvements the company has made to its cost base and its balance sheet.

In Europe, we initiated new positions by purchasing shares of Telecom Italia SPA, a company that installs and operates Italy's National Telecommunications Network. We are also excited about our position in Thames Water Group, the supplier of water and wastewater treatment for the city of London. In our opinion, political concerns in the U.K. have excessively driven down many utilities' share prices and Thames Water's improved management focus and attractive yield make it a good value.

We also discovered what we believed to be undervalued companies in Brazil, Mexico, Russia and Israel. One of our top holdings is Telebras-Telecomunicacoes Brasileiras SA, the largest telephone company in Brazil. We think it has significant growth potential and should benefit from the restructuring of the Brazilian telephone industry over the next few years.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks involved with global investing, related to market and currency volatility, and adverse economic, social and political developments in the countries where the Fund is invested. Developing markets are represented in the Fund's portfolio, and they involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. For example, Russia's system of share registration and custody creates certain risks of loss that are not normally associated with other markets. These risks and other considerations are discussed in the Fund's prospectus.

Looking forward, we are optimistic about the potential for long-term global investing. In our opinion, the Fund's portfolio is well-positioned in a diverse group of attractively valued securities, which we believe have the potential to increase in value over the long term if the global economy continues to grow. Our global research staff deserves special mention because of its importance to your Fund's performance. More than 30 analysts in our offices in the Bahamas, the United States, Canada and the United Kingdom work diligently to provide the Fund with stock ideas. We are proud of their contribution and will continue to pursue a disciplined, value-driven investment strategy.

As always, we thank you for your participation in the Fund and look forward to serving your investment needs in the years to come.

Sincerely,



/s/ Mark Holowesko
-----------------------------
Mark Holowesko, CFA
President
Templeton Global Investment Trust




/s/ Richard Farrington
-----------------------------
Richard Sean Farrington, CFA
Portfolio Manager
Templeton Growth and Income Fund

PERFORMANCE SUMMARY
CLASS I

Templeton Growth and Income Fund Class I shares provided a cumulative total return of 4.26% for the six-month period ended September 30, 1996. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the maximum 5.75% initial sales charge.

The price of the Fund's shares, as measured by net asset value, increased 45 cents ($0.45), from $11.39 on March 31, 1996 to $11.84 on September 30, 1996.
During this time, shareholders received distributions totaling 3.5 cents ($0.035) per share in dividend income. Of course, past performance is not predictive of future results and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON GROWTH AND INCOME FUND - CLASS I
Periods Ended September 30, 1996

                                             Since
                                           Inception
                                One-Year   (3/14/94)
Cumulative Total Return(1)        12.36%     25.74%
Average Annual Total Return(2)     5.89%      6.88%
Value of $10,000 Investment(3)   $10,589    $11,851

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the maximum 5.75% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include the initial sales charge.

All total return calculations assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors in addition to those associated with the relatively small size and lesser liquidity of those markets. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis. The Fund's Investment Manager and Business Manager have agreed in advance to reduce their respective fees and, in the case of the Business Manager, to make certain payments to reduce expenses, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total return would have been lower. After December 31, 1996, the fee reduction may be discontinued at any time.

PERFORMANCE SUMMARY
CLASS II

Templeton Growth and Income Fund Class II shares provided a cumulative total return of 3.87% for the six-month period ended September 30, 1996. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include sales charges.

The price of the Fund's shares, as measured by net asset value, increased 41 cents ($0.41), from $11.33 on March 31, 1996 to $11.74 on September 30, 1996.
During this time, shareholders received distributions totaling 2.85 cents ($0.0285) per share in dividend income. Of course, past performance is not predictive of future results and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

TEMPLETON GROWTH AND INCOME FUND - CLASS II
Periods Ended September 30, 1996

                                             Since
                                           Inception
                                One-Year   (5/1/95)
CUMULATIVE TOTAL RETURN(1)        11.55%     21.38%
Average Annual Total Return(2)     9.43%     13.16%
Value of $10,000 Investment(3)   $10,943    $11,920

1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the 1.0% initial sales charge or the 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes all sales charges.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the indicated periods and include all sales charges.

All total return calculations assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors in addition to those associated with the relatively small size and lesser liquidity of those markets. Thus, your shares, when redeemed, may be worth more or less than their original cost. Past performance is not predictive of future results.

All total return calculations reflect the deduction of a proportional share of Fund expenses on an annual basis. The Fund's Investment Manager and Business Manager have agreed in advance to reduce their respective fees and to make certain payments to reduce expenses, which increases total return to shareholders. If the Managers had not taken this action, the Fund's total return would have been lower. After December 31, 1996, the fee reduction may be discontinued at any time.

TEMPLETON GROWTH AND INCOME FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the period)

                                                            SIX MONTHS                                  MARCH 14, 1994
                                                              ENDED            YEAR ENDED MARCH 31       (COMMENCEMENT
                                                        SEPTEMBER 30, 1996    --------------------     OF OPERATIONS) TO
                                                           (UNAUDITED)         1996          1995       MARCH 31, 1994
                                                        ------------------    -------       -------    ----------------
Net asset value, beginning of period                         $  11.39         $ 10.05       $ 10.01         $ 10.00
                                                              -------         -------       -------          ------
Income from investment operations:
   Net investment income                                          .15             .29           .16            .009
   Net realized and unrealized gain (loss)                        .34            1.54          (.02)           .001
                                                              -------         -------       -------          ------
Total from investment operations                                  .49            1.83           .14             .01
                                                              -------         -------       -------          ------
Distributions:
   Dividends from net investment income                          (.04)           (.29)         (.10)             --
   Distributions from net realized gains                           --            (.20)           --              --
                                                              -------         -------       -------          ------
Total distributions                                              (.04)           (.49)         (.10)             --
                                                              -------         -------       -------          ------
Change in net asset value                                         .45            1.34           .04             .01
                                                              -------         -------       -------          ------
Net asset value, end of period                               $  11.84         $ 11.39       $ 10.05         $ 10.01
                                                              =======         =======       =======          ======
TOTAL RETURN*                                                   4.26%          18.78%         1.43%            .10%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                              $ 16,101         $11,732       $ 5,953         $   100
Ratio of expenses to average net assets                         2.52%**         2.71%         6.11%          32.15%**
Ratio of expenses, net of reimbursement, to average
   net assets                                                   1.25%**         1.25%         1.25%           1.25%**
Ratio of net investment income to average net assets            3.07%**         2.98%         2.51%           1.89%**
Portfolio turnover rate                                        12.22%          10.21%        19.33%              --
Average commission rate paid (per share)                     $  .0045         $ .0250

 * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

TEMPLETON GROWTH AND INCOME FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS II
(For a share outstanding throughout the period)

                                                                                     SIX MONTHS        FOR THE PERIOD
                                                                                       ENDED            MAY 1, 1995+
                                                                                 SEPTEMBER 30, 1996       THROUGH
                                                                                    (UNAUDITED)        MARCH 31, 1996
                                                                                 ------------------    --------------
Net asset value, beginning of period                                                  $  11.33            $  10.19
                                                                                        ------              ------
Income from investment operations:
   Net investment income                                                                   .15                 .22
   Net realized and unrealized gain                                                        .29                1.41
                                                                                        ------              ------
Total from investment operations                                                           .44                1.63
                                                                                        ------              ------
Distributions:
   Dividends from net investment income                                                   (.03)               (.29)
   Distributions from net realized gains                                                    --                (.20)
                                                                                        ------              ------
Total distributions                                                                       (.03)               (.49)
                                                                                        ------              ------
Change in net asset value                                                                  .41                1.14
                                                                                        ------              ------
Net asset value, end of period                                                        $  11.74            $  11.33
                                                                                        ======              ======
TOTAL RETURN*                                                                            3.87%              16.51%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                                                       $  3,747            $  2,205
Ratio of expenses to average net assets                                                  3.17%**             3.31%**
Ratio of expenses, net of reimbursement, to average net assets                           1.90%**             1.90%**
Ratio of net investment income to average net assets                                     2.33%**             1.59%**
Portfolio turnover rate                                                                 12.22%              10.21%
Average commission rate paid (per share)                                              $  .0045            $  .0250

   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.
   + COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, September 30, 1996 (unaudited)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 72.2%
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & MILITARY TECHNICAL SYSTEMS: 1.1%
                            General Motors Corp., H                                   U.S.          3,761    $   217,198
------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 0.7%
                            Guangdong Kelon Electrical Holdings Ltd., H, 144A         Chn.        350,000        147,097
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 2.2%
                            Ford Motor Co.                                            U.S.          6,000        187,500
                            Volvo AB, B                                               Swe.         11,276        242,454
                                                                                                             -----------
                                                                                                                 429,954
------------------------------------------------------------------------------------------------------------------------
BANKING: 7.8%
                            Banco Popular Espanol SA                                   Sp.          1,160        213,142
                            Banque Nationale de Paris                                  Fr.          5,100        193,058
                        *   Merita Ltd., A                                            Fin.        123,100        267,410
                            National Westminster Bank PLC                             U.K.         25,300        268,909
                            PT Bank Bali, fgn.                                       Indo.         47,500         99,171
                            Stadshypotek AB, A                                        Swe.         10,700        272,047
                            Unidanmark AS, A                                          Den.          4,883        233,369
                                                                                                             -----------
                                                                                                               1,547,106
------------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 0.6%
                            Oriental Press Group Limited                              H.K.        250,000        121,234
                        *   Oriental Press Group Limited, wts.                        H.K.         25,000             --
                                                                                                             -----------
                                                                                                                 121,234
------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 2.0%
                            Anglian Group PLC                                         U.K.         98,500        323,024
                        *   Mirgor SA Comercial Industrial Financiera
                            Inmobiliari,   ADR, 144A                                  Arg.         34,520         72,492
                                                                                                             -----------
                                                                                                                 395,516
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 0.6%
                            Dragados y Construcciones SA                               Sp.          9,800        126,277
------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION: 4.6%
                        *   Bay Networks Inc.                                         U.S.         10,800        294,300
                            International Business Machines Corp.                     U.S.          1,852        230,574
                        *   Optical Data Systems Inc.                                 U.S.         11,074        188,258
                        *   Quantum Corp.                                             U.S.         11,400        200,213
                                                                                                             -----------
                                                                                                                 913,345
------------------------------------------------------------------------------------------------------------------------

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 4.3%
                            ABB AB, B                                                 Swe.          2,180    $   230,258
                            Alcatel Alsthom SA                                         Fr.          2,250        189,635
                            Motorola Inc.                                             U.S.          5,031        259,725
                            Stanilite Pacific Ltd.                                    Aus.         48,954         10,075
                            Tadiran Ltd., ADR                                         Isr.          6,300        159,863
                                                                                                             -----------
                                                                                                                 849,556
------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 1.7%
                            MOL Magyar Olay-Es Gazipari RT, GDS 144A                  Hun.         22,456        216,700
                            Valero Energy Corp.                                       U.S.          5,910        129,281
                                                                                                             -----------
                                                                                                                 345,981
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.5%
                            Banca Fideuram Spa                                        Itl.         33,000         78,251
                            Dean Witter Discover & Co.                                U.S.          3,900        214,500
                                                                                                             -----------
                                                                                                                 292,751
------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 1.2%
                            Archer Daniels Midland Co.                                U.S.         12,075        232,444
------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 4.9%
                            Assidomaen AB                                             Swe.          9,600        232,491
                            Boise Cascade Corp.                                       U.S.          4,203        142,902
                            Georgia-Pacific Corp.                                     U.S.          3,000        237,375
                            Portucel Industrial Empresa Product Celulose,
                            ADR, 144A                                                Port.         18,900        123,200
                        *   Shorewood Packaging Corp.                                 U.S.         13,400        226,963
                                                                                                             -----------
                                                                                                                 962,931
------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 4.8%
                            Ciba-Geigy AG                                            Swtz.             54         69,017
                            Gedeon Richter Ltd., GDR 144A                             Hun.          8,540        444,080
                            Medeva PLC                                                U.K.         43,300        173,178
                            Pharmacia & Upjohn Inc.                                   U.S.          6,630        273,488
                                                                                                             -----------
                                                                                                                 959,763
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 2.7%
                            Gencorp Inc.                                              U.S.         15,700        221,763
                            Madeco Manufacturera de Cobre SA, ADR                    Chil.          5,800        134,125
                            Walbro Corp.                                              U.S.         10,000        190,000
                                                                                                             -----------
                                                                                                                 545,888
------------------------------------------------------------------------------------------------------------------------

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
INSURANCE: 9.3%
                            HIH Winterthur International Holdings Ltd.                Aus.        184,513    $   398,721
                            Providian Corp.                                           U.S.          4,860        208,980
                            Reliastar Financial Corp.                                 U.S.          5,193        246,668
                            Skandia Foersaekrings AB, free                            Swe.          9,820        271,899
                        *   Ste Centrale du Groupe des Asurances Nationales            Fr.         10,900        244,700
                            Torchmark Corp.                                           U.S.          2,209        101,338
                            UNUM Corp.                                                U.S.          2,119        135,881
                            Western National Corp.                                    U.S.         12,400        230,950
                                                                                                             -----------
                                                                                                               1,839,137
------------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 3.3%
                            IHC Caland NV                                            Neth.          5,100        268,421
                            Pacific BBA Ltd.                                          Aus.        116,425        382,449
                                                                                                             -----------
                                                                                                                 650,870
------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 2.1%
                            Koninklijke Bijenkorf Beheer NV (KBB)                    Neth.          1,280         98,697
                            Kwik Save Group PLC                                       U.K.          4,420         21,379
                            Lojas Americanas SA                                      Braz.      1,819,000         25,477
                            Macintosh NV                                             Neth.            550         12,980
                            Safeway PLC                                               U.K.         22,000        113,817
                            Tesco PLC                                                 U.K.         29,446        139,894
                                                                                                             -----------
                                                                                                                 412,244
------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 1.0%
                            Pechiney SA, A                                             Fr.          4,675        198,594
------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 2.4%
                            Alfa SA de CV, A                                          Mex.         16,793         74,492
                        *   Alfa SA de CV, A 144A                                     Mex.         36,000        159,693
                            Amer Group Ltd., A                                        Fin.          1,098         25,701
                            Cheung Kong Holdings Ltd.                                 H.K.         28,000        215,440
                                                                                                             -----------
                                                                                                                 475,326
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 3.0%
                            Hang Lung Development Co. Ltd.                            H.K.         68,000        130,144
                            Hong Kong Land                                            H.K.         68,500        159,605
                            New World Development Co. Ltd.                            H.K.         34,784        182,624
                            PT Jaya Properties, fgn.                                 Indo.        100,000        126,991
                                                                                                             -----------
                                                                                                                 599,364
------------------------------------------------------------------------------------------------------------------------

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                         COUNTRY        SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 4.8%
                            British Telecommunications PLC                        U.K.           45,790      $   255,532
                            Cpt-Telefonica del Peru SA, ADR B                     Per.            6,630          151,661
                            Telecom Italia Spa, di Risp                           Itl.          163,000          300,051
                            Telefonica de Argentina SA, B, ADR                    Arg.            8,000          199,000
                            Telefonos de Mexico SA, L, ADR                        Mex.            1,520           48,830
                                                                                                             -----------
                                                                                                                 955,074
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 0.2%
                            Stena Line AB, B free                                 Swe.            7,100           32,782
------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL & GAS: 5.4%
                            China Light & Power Co. Ltd.                          H.K.            5,500           25,605
                            Endesa-Empresa Nacional de Electricidad SA             Sp.            2,200          129,492
                            Hongkong Electric Holdings Ltd.                       H.K.           26,000           84,055
                        *   Mosenergo, ADR 144A                                   Sun.           10,200          274,125
                            Texas Utilities Electric Co.                          U.S.            3,850          152,556
                            Thames Water Group PLC                                U.K.           49,140          414,224
                                                                                                             -----------
                                                                                                               1,080,057
                                                                                                             -----------
TOTAL COMMON STOCKS (cost $13,069,121)                                                                        14,330,489
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 4.3%
------------------------------------------------------------------------------------------------------------------------
                            Cia de Inversiones en Telecomunicaciones SA,
                            7.00%, conv., pfd.                                    Arg.            4,148          214,659
                            Jardine Strategic Holdings Ltd., 7.50%, conv.,
                            pfd.                                                  H.K.           78,000           85,410
                            Lojas Americanas SA, pfd.                            Braz.        3,017,000           51,121
                            Lojas Americanas SA, pfd., ADR                       Braz.              866           14,674
                            Philippine Long Distance Telephone Co., 7.00%,
                              conv., pfd., Series 3                              Phil.            3,140          182,513
                            Telebras-Telecomunicacoes Brasileiras SA, pfd.,
                            ADR                                                  Braz.            3,900          306,150
                                                                                                             -----------
TOTAL PREFERRED STOCKS (cost $779,826)                                                                           854,527
------------------------------------------------------------------------------------------------------------------------

TEMPLETON GROWTH AND INCOME FUND
Investment Portfolio, September 30, 1996 (unaudited) (cont.)

--------------------------------------------------------------------------------

                                                                                            PRINCIPAL IN
INDUSTRY                    ISSUE                                               COUNTRY   LOCAL CURRENCY**         VALUE
------------------------------------------------------------------------------------------------------------------------
BONDS: 3.4%
------------------------------------------------------------------------------------------------------------------------
                            Government of New Zealand, 10.00%, 7/15/97            N.Z.          510,000      $   359,789
                            Government of Sweden, 10.75%, 1/23/97                 Swe.        2,100,000          322,827
                                                                                                             -----------
TOTAL BONDS (cost $664,995)                                                                                      682,616
------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 18.9% (cost $3,741,596)
------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.90% to 5.145% with
                            maturities to 12/12/96                                U.S.        3,768,000        3,742,570
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 98.8% (cost $18,255,538)                                                                   19,610,202
OTHER ASSETS, LESS LIABILITIES: 1.2%                                                                             237,706
                                                                                                             -----------
TOTAL NET ASSETS: 100.0%                                                                                     $19,847,908
                                                                                                             ===========

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH AND INCOME FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996 (unaudited)

Assets:
   Investments in securities, at value
      (identified cost $18,255,538)           $19,610,202
   Receivables:
      Investment securities sold                   24,375
      Fund shares sold                            172,292
      Dividends and interest                       63,419
      Fee reimbursement                            27,545
   Unamortized organization costs                  36,038
                                              -----------
         Total assets                          19,933,871
                                              -----------
Liabilities:
   Payables for investment securities
     purchased                                     15,257
   Accrued expenses                                70,706
                                              -----------
         Total liabilities                         85,963
                                              -----------
Net assets, at value                          $19,847,908
                                              ===========
Net assets consist of:
   Undistributed net investment income        $   257,506
   Net unrealized appreciation                  1,354,664
   Accumulated net realized gain                   83,796
   Net capital paid in on shares of
     beneficial interest                       18,151,942
                                              -----------
Net assets, at value                          $19,847,908
                                              ===========
Class I
   Net asset value per share
      ($16,100,900 / 1,360,143 shares
      outstanding)                            $     11.84
                                              ===========
   Maximum offering price
      ($11.84 / 94.25%)                       $     12.56
                                              ===========
Class II
   Net asset value per share
      ($3,747,008 / 319,189 shares
      outstanding)                            $     11.74
                                              ===========
   Maximum offering price
      ($11.74 / 99.00%)                       $     11.86
                                              ===========

STATEMENT OF OPERATIONS
For the six months ended
September 30, 1996 (unaudited)

Investment income:
   (net of $18,757 foreign
   taxes withheld)
   Dividends                         $  227,129
   Interest                             143,270
                                     ----------
      Total income                                $370,399
Expenses:
   Management fees (Note 3)              64,523
   Administrative fees (Note 3)          12,902
   Distribution fees (Note 3)
      Class I                            24,574
      Class II                           15,721
   Transfer agent fees (Note 3)          17,100
   Custodian fees                         3,950
   Reports to shareholders               26,750
   Audit fees                             7,500
   Legal fees (Note 3)                   13,500
   Registration and filing fees          30,500
   Trustees' fees and expenses              250
   Amortization of organization
     costs                                7,071
   Other                                  2,483
                                     ----------
      Total expenses                    226,824
   Less expenses reimbursed
      (Note 3)                         (109,081)
                                     ----------
      Total expenses less
         reimbursement                             117,743
                                                  --------
         Net investment income                     252,656
Realized and unrealized gain:
   Net realized gain on:
      Investments                       126,451
      Foreign currency transactions       4,839
                                     ----------
                                        131,290
   Net unrealized appreciation on
      investments                       293,270
                                     ----------
      Net realized and unrealized
         gain                                      424,560
                                                  --------
Net increase in net assets
   resulting from operations                      $677,216
                                                  ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH AND INCOME FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS
                                                                                       ENDED
                                                                                 SEPTEMBER 30, 1996      YEAR ENDED
                                                                                    (UNAUDITED)        MARCH 31, 1995
                                                                                 ------------------    ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                         $    252,656         $   246,356
      Net realized gain (loss) on investment and foreign currency transactions           131,290             (47,494)
      Net unrealized appreciation                                                        293,270           1,213,077
                                                                                     -----------         -----------
         Net increase in net assets resulting from operations                            677,216           1,411,939
   Distributions to shareholders:
      From net investment income
         Class I                                                                         (40,302)           (208,786)
         Class II                                                                         (7,410)            (23,185)
      From net realized gain
         Class I                                                                              --            (124,139)
         Class II                                                                             --                (399)
   Fund share transactions (Note 2)
         Class I                                                                       3,841,368           4,802,908
         Class II                                                                      1,439,869           2,125,470
                                                                                     -----------         -----------
            Net increase in net assets                                                 5,910,741           7,983,808
Net assets:
   Beginning of period                                                                13,937,167           5,953,359
                                                                                     -----------         -----------
   End of period                                                                    $ 19,847,908         $13,937,167
                                                                                     ===========         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (unaudited)

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Growth and Income Fund (the Fund), formerly the Templeton Global Rising Dividends Fund, is a separate diversified series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks high total return through a flexible policy of investing primarily in equity and debt securities of domestic and foreign companies. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.
2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At September 30, 1996, there were an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                     CLASS I
                                                                   --------------------------------------------
                                                                   SIX MONTHS ENDED              YEAR ENDED
                                                                  SEPTEMBER 30, 1996           MARCH 31, 1996
                                                                 --------------------       ---------------------
                                                                SHARES       AMOUNT         SHARES       AMOUNT
                                                                ------     -----------     --------    ----------
           Shares sold                                          425,280    $ 4,950,218      618,177    $ 6,754,453
           Shares issued on reinvestment of distributions         3,066         36,222       29,106        300,763
           Shares redeemed                                      (98,661)    (1,145,072)    (208,997)    (2,252,308)
                                                                --------   -----------     --------    -----------
           Net increase                                         329,685    $ 3,841,368      438,286    $ 4,802,908
                                                                ========   ===========     ========    ===========

                                                                                     CLASS II
                                                                   --------------------------------------------
                                                                                               FOR THE PERIOD
                                                                                                 MAY 1, 1995
                                                                   SIX MONTHS ENDED                THROUGH
                                                                  SEPTEMBER 30, 1996           MARCH 31, 1996
                                                                 --------------------       ---------------------
                                                                SHARES       AMOUNT         SHARES       AMOUNT
                                                                ------     -----------     --------    ----------
           Shares sold                                          131,478    $ 1,519,988      199,693    $ 2,184,545
           Shares issued on reinvestment of distributions           553          6,500        1,785         18,660
           Shares redeemed                                       (7,462)       (86,619)      (6,858)       (77,735)
                                                                --------   -----------     --------    -----------
           Net increase                                         124,569    $ 1,439,869      194,620    $ 2,125,470
                                                                ========   ===========     ========    ===========

Templeton Global Investors, Inc., the Fund's administrative manager, is the record owner of 106,102 Class I shares and 10 Class II shares as of September 30, 1996.
3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Global Advisors Ltd. (TGAL), Templeton Global Investors, Inc. (TGII), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TGAL equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum of the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. TGAL and TGII have voluntarily agreed to reduce their respective fees to the extent necessary to limit total expenses to an annual rate of 1.25% and 1.90% of average net assets of Class I and II shares, respectively through December 31, 1996. The amount of the reimbursement for the six months ended

TEMPLETON GROWTH AND INCOME FUND
Notes to Financial Statements (unaudited) (cont.)

--------------------------------------------------------------------------------

September 30, 1996 is set forth in the Statement of Operations. For the six months ended September 30, 1996, FTD received net commissions of $19,898 from the sale of the Fund's shares and FTIS received fees of $17,100.

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At September 30, 1996, these unreimbursed expenses were $886,617. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $762 were paid to FTD for the six months ended September 30, 1996.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $13,500 for the six months ended September 30, 1996.
4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 1996 aggregated $7,973,159 and $1,456,539, respectively. The cost of securities for income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At September 30, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                                $2,196,531
           Unrealized depreciation                                                                  (841,867)
                                                                                                  ----------
           Net unrealized appreciation                                                            $1,354,664
                                                                                                  ==========

5. TAX LOSS CARRYOVERS

At March 31, 1996, the Fund had tax basis capital losses of $39,000 which may be carried over to offset future capital gains. Such losses expire in 2004.

TEMPLETON
GROWTH
AND
INCOME
FUND

SEMI-ANNUAL REPORT
SEPTEMBER 30, 1996

TEMPLETON GROWTH AND
INCOME FUND

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton Growth and Income Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

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TL 414 S96 11/96

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